                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(c)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             SmartServ Online, Inc.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other that Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 6-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ----------------------------------------------------------------------

    5) Total fee paid:   $
                          -----------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ___________________________________________________________________________
    1) Amount previously paid:

    ___________________________________________________________________________
    2) Form Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            SMARTSERV ONLINE, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON NOVEMBER 4, 1996

To the Stockholders of SmartServ Online, Inc.:

   NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of SmartServ Online, Inc., a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, on Monday, November 4, 1996, at the Hotel Inter-Continental, 111 East 48th Street, New York, New York, for the following purposes:

   1. To elect two (2) Class I directors to the Company's Board of Directors to serve until the Company's 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

   2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997;

   3. To approve the Company's 1996 Stock Option Plan; and

   4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


   The Board of Directors has fixed the close of business on September 5, 1996 as the record date for determining those stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during the Annual Meeting. In addition, the list will be open for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, 18th Floor, New York, New York 10036.

   All stockholders are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, please promptly mark, sign and date the enclosed proxy and return it in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.


                                            By Order of the Board of Directors

                                            Sebastian E. Cassetta
                                            Secretary
Stamford, Connecticut
October 10, 1996

                       1996 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             SMARTSERV ONLINE, INC.

                               ------------------
                                 PROXY STATEMENT
                               ------------------

   The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SmartServ Online, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Monday, November 4, 1996, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement.

   The approximate date on which this Proxy Statement and the accompanying proxy will first be sent or given to stockholders is October 10, 1996. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended June 30, 1996 which accompanies this Proxy Statement.

   The Company's principal executive offices are located at Metro Center, One Station Place, Stamford, Connecticut 06902, and its telephone number is (203) 353-5950. The Company can also be reached on the Internet at http://www.smartserv.com.


                         INFORMATION CONCERNING PROXY

   The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing a written revocation or duly executed proxy bearing a later date with the Company's Secretary at the Company's headquarters; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

   The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing. The Company has retained D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, a proxy solicitation firm, to solicit proxies. The fee to be paid to such firm is not expected to exceed $2,500. Employees of the Company may also solicit proxies in person, by telephone or otherwise. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries.

                           PURPOSES OF THE MEETING

   At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

   (1) The election of two (2) Class I directors to the Company's Board of Directors to serve until the Company's 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

   (2) The ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997;

   (3) The approval of the Company's 1996 Stock Option Plan (the "Plan"); and

   (4) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

   Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of ratification of the appointment of auditors and for the approval of the Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

               OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

   The Board of Directors has set the close of business on September 5, 1996 as the record date (the "Record Date") for determining those stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 3,695,000 shares of Common Stock issued and outstanding. Each such share of Common Stock is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting.

   The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of any other matter that is being submitted to a vote of the stockholders. Under applicable Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition to the election of a director, but abstentions will be treated as votes against all other proposals.

                              SECURITY OWNERSHIP

   The following table sets forth, as of August 31, 1996, certain information regarding the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as such term is herein defined) and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person's name.

          Name and Address of               Amount and Nature of      Percent of Outstanding
          Beneficial Owner (1)             Beneficial Ownership (2)         Shares (2)
 --------------------------------------   ----------------------      ----------------------
Steven T. Francesco
c/o SmartServ Online, Inc.
Metro Center, One Station Place
Stamford, CT 06902  ...................            842,775                    22.8%

Sebastian E. Cassetta
c/o SmartServ Online, Inc.
Metro Center, One Station Place
Stamford, CT 06902  ...................            361,190                     9.8%

InterBank Communications, Inc.
1733 Connecticut Avenue, N.W.
Washington, DC 20009  .................            204,250(3)(4)               5.5%

Simon A. Hershon, Ph.D.
c/o InterBank Communications, Inc.
1733 Connecticut Avenue, N.W.
Washington, DC 20009  .................            204,250(3)(4)               5.5%

Bernard Baum  .........................                  0                      *

Beth Bronner  .........................                  0                      *

Catherine Cassell Talmadge  ...........                  0                      *

Hiro R. Hiranandani  ..................                  0                      *

All executive officers and directors
  as a group (10 persons) .............          1,411,515(3)(4)              38.2%


------
*Less than 1%

(1) Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company.

(2) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person or group has the right to acquire within 60 days of August 31, 1996. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person or group.

(3) Includes 10,000 shares subject to currently exercisable warrants.

(4) Simon A. Hershon, Ph.D., a director of the Company and President of InterBank Communications, Inc. ("InterBank"), exercises voting control and dispositive power over any shares beneficially owned by InterBank and may therefore be deemed to be a controlling person of InterBank.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. The Company believes that its Reporting Persons complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended June 30, 1996, except that each such person filed an Initial Statement of Beneficial Ownership of Securities several days after its due date.

                       ELECTION OF DIRECTORS; NOMINEES

   The Company's Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than 15 as fixed from time to time by the Board of Directors. The Board of Directors has fixed at six the number of directors that will constitute the Board for the ensuing year.

   Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. The term of office of Class II and III directors expire at the Company's 1997 and 1998 Annual Meetings of Stockholders, respectively. Directors elected to succeed those whose terms expire at the Annual Meeting shall be elected to a term of office expiring at the Company's 1999 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until any such director's earlier resignation or removal. The current directors of the Company and their respective classes and terms of office are as follows:

                                                                Term
           Director                    Class                 Expires At
 -----------------------------        ---------        -----------------------
Sebastian E. Cassetta                    III            1998 Annual Meeting
Steven T. Francesco                      III            1998 Annual Meeting
Bernard Baum                             II             1997 Annual Meeting
Beth Bronner                             I              1996 Annual Meeting
Catherine Cassel Talmadge                I              1996 Annual Meeting
Simon A. Hershon, Ph.D                   I              1996 Annual Meeting
Hiro R. Hiranandani                      II             1997 Annual Meeting


   Two Class I directors are to be elected at the Annual Meeting for a term expiring at the Company's 1999 Annual Meeting of Stockholders. Two of the Company's current Class I directors, Ms. Bronner and Ms. Talmadge, have been nominated to be reelected as Class I directors at the Annual Meeting.

   The Board of Directors has no reason to believe that either of its nominees will be unable or unwilling to serve if elected to the Board and, to the knowledge of the Board of Directors, each nominee intends to serve the entire term for which election is sought. However, should either nominee become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by the Board of Directors will be voted for such other persons as the Board may determine.


                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

           Name               Age                            Position
 -------------------------   -----   --------------------------------------------------------
Sebastian E. Cassetta         48    Chief Executive Officer, Chairman of the Board, Secretary
                                     and Director
Steven T. Francesco           40    President, Chief Operating Officer and Director
Thomas W. Haller, CPA         42    Vice President, Treasurer and Chief Financial Officer
Alexander G. Wolfson          39    Vice President of Software Engineering
Mario F. Rossi                58    Vice President of Operations
Bernard Baum                  47    Director
Beth Bronner                  45    Director
Catherine Cassel Talmadge     44    Director
Simon A. Hershon, Ph.D.       49    Director
Hiro R. Hiranandani           58    Director



   SEBASTIAN E. CASSETTA has been Chief Executive Officer, Chairman of the Board, Secretary and a director of the Company since its inception. Mr. Cassetta was also the Company's Treasurer from its inception until March 1996. From June 1987 to August 1992, Mr. Cassetta was the President of Burns and Roe Securacom Inc., an engineering and large-scale systems integration firm. From August 1992 to January 1994, Mr. Cassetta was a consultant to Smart Phone Services, Inc.

   STEVEN T. FRANCESCO has been President and Chief Operating Officer of the Company since its inception and a director of the Company since January 1994. From May 1990 to October 1992, Mr. Francesco was a Senior Vice President of Darien Development Corporation, a technology consulting firm. Mr. Francesco was also President of Smart Phone Services, Inc. from November 1992 to December 1993.

   THOMAS W. HALLER, CPA, joined the Company as Vice President, Treasurer and Chief Financial Officer in March 1996. From December 1992 to February 1996, Mr. Haller was a Senior Manager at Kaufman Greenhut Forman, LLP, a public accounting firm in New York City where he was responsible for technical advisory services and the firm's quality assurance program. From June 1991 to December 1992, Mr. Haller was engaged in the practice of public accounting as a consultant to certain entrepreneurial companies. From December 1982 to May 1991, he was a Senior Manager at Ernst & Young LLP, an international public accounting and consulting firm, where he had responsibility for client services and new business development in the firm's financial services practice. Mr. Haller received a Bachelor of Science in Accounting degree from Fordham University and has been a member of the American Institute of Certified Public Accountants since 1979.

   ALEXANDER G. WOLFSON has been Vice President of Software Engineering of the Company since March 1994. From August 1991 to February 1994, Mr. Wolfson was the President of Howlin Wolf Software, Inc., a computer software consulting firm. From July 1989 to August 1991, Mr. Wolfson was a freelance consultant to various financial services companies.

   MARIO F. ROSSI has been Vice President of Operations of the Company since December 1994. From January 1989 to December 1994, Mr. Rossi was Vice President of Operations of MVS Inc., a fiber optic systems company.

   BERNARD BAUM has been a director of the Company since March 1996. Since March 1996 Mr. Baum has been Executive Vice President and Chief Operating Officer of Southeast Switch Inc., engaged in the ATM/POS/ debit card switch and settlement business. From January 1995 to March 1996, Mr. Baum had been

Executive Vice President and Chief Information and Operations Officer of Bank South Corporation, a bank holding company. From January 1978 to January 1995, Mr. Baum held various positions with Citibank N.A., including Vice President, Senior Business Manager-Consumer Bank, Chief Technology Officer-The Citicorp Private Bank and Executive Director-Global Finance. Mr. Baum received a Bachelor of Science degree in Mathematics and Computer Science from the City University of New York.

   BETH BRONNER has been a director of the Company since March 1996. Since September 1996 Ms. Bronner has been Vice President and Director of Marketing -- United States and Europe of Citibank, engaged in the global banking business. From July 1994 to September 1996, Ms. Bronner had been Vice President-Emerging Markets with AT&T Domestic Communications Services, the consumer service division of AT&T Corp. From February 1992 to June 1994, she held various executive positions with Revlon, Inc., including President of the Revlon Professional (Salon Products) division and Executive Vice President of the Beauty Care and Professional Products division. From October 1990 to January 1992, Ms. Bronner was President of the Sweet Goods & Dairy division of the Slim-Fast Foods Co. She is also director of The Hain Food Group, Inc. Ms. Bronner received a Bachelor of Arts degree from Vassar College and a Master of Business Administration degree from the University of Chicago.

   CATHERINE CASSEL TALMADGE has been a director of the Company since March 1996. Since January 1994 Ms. Talmadge has been Vice President, Time Warner Cable Programming of Time Warner Cable, a division of Time Warner Entertainment Company, L.P. ("Time Warner"). From September 1984 to January 1994, she held various positions with Time Warner, including Director, Programming Development; Operations Director, Financial Analyses; and Manager, Budget Department. Ms. Talmadge received a Master of Business Administration degree from the University of Denver.

   SIMON A. HERSHON, Ph.D. has been a director of the Company since March 1995. Dr. Hershon has been President and Chief Executive Officer of The InterBank Companies since December 1990. The InterBank Companies are principally involved in consulting corporations, financial institutions, real estate development and hospitality companies. Dr. Hershon received both a Masters and Doctorate in Business Administration from Harvard University.

   HIRO R. HIRANANDANI has been a director of the Company since March 1996. Since June 1996 Mr. Hiranandani has been the President and Chief Executive Officer and a director of Computer Power Inc., a public company which provides back-up power for the lighting industry. From January 1977 to December 1994, Mr. Hiranandani held various positions with Pitney Bowes, Inc., including President, Business Systems-International from July 1987 to May 1990 and President of Mailing Systems from May 1990 to October 1994. Mr. Hiranandani received a Bachelor of Science degree in Electrical Engineering from the University of Missouri, a Master of Science degree in Electrical Engineering from Purdue University and a Master of Business Administration -- Finance degree from the University of Bridgeport.

   The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided by the employment agreements described below under "Executive Compensation -- Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   During the year ended June 30, 1996, the Board of Directors held one meeting and took action on five other occasions by written consent. During such year, each director attended at least 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board, and (ii) the number of meetings of the Compensation Committee (the only committee established by the Board of Directors) held during the period he or she served on such committee.

   The Compensation Committee, composed of Messrs. Baum and Hiranandani, has authority over officer compensation and administers the Company's stock option plan. This Committee met once during fiscal 1996.

DIRECTORS' COMPENSATION

   Each director who is not an officer or employee of the Company is reimbursed for his or her out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. No person receives a fee for serving as a director or for attendance at Committee meetings.

   In April 1996 the Board of Directors adopted the Plan pursuant to which each person who is not a salaried employee of the Company on the date the Plan is approved by stockholders and is then a director shall be granted on such date an option to purchase 5,000 shares of Common Stock. Thereafter, on the date on which an individual who is not a salaried employee of the Company first becomes a director, he or she shall be granted an option to purchase 5,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors are elected, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 5,000 shares of Common Stock. The exercise price of each share of Common Stock under any option granted to a director under the Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted. See "Proposal to Approve the Company's 1996 Stock Option Plan".


                            EXECUTIVE COMPENSATION


   The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1996 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years:


                        SUMMARY COMPENSATION TABLE (1)


                                         Annual Compensation                   Long-Term
                           -----------------------------------------------    Compensation
                                                                                 Awards
                                                                             --------------
                                                                  Other
                                                                 Annual        Securities
        Name and            Fiscal                               Compen-       Underlying       All Other
   Principal Position        Year       Salary       Bonus    sation(2)(3)      Options        Compensation
 -----------------------   --------   ----------    ---------   ----------   --------------   --------------
Sebastian E. Cassetta        1996      $125,000        --        $ 9,750        100,000             --
Chief Executive Officer      1995      $125,000        --        $ 9,750           --               --
                             1994      $ 48,000        --        $ 3,400           --               --

Steven T. Francesco          1996      $125,000     $22,000      $11,750        100,000         $20,000(4)
President and Chief          1995      $125,000        --        $ 9,750           --               --
Operating Officer            1994      $ 48,000        --        $ 3,400           --               --


------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1994, 1995 or 1996.

(2) As to each Named Executive Officer, the aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus paid to such Named Executive Officer.

(3) Amounts shown consist of a non-accountable expense allowance.

(4) Represents a payment by the Company to Mr. Francesco of an aggregate amount equal to the additional income taxes and penalties resulting from the early withdrawal by him from an IRA of $35,000 which he loaned to the Company.

STOCK OPTIONS


   The following table sets forth information with respect to stock options granted to the Named Executive Officers during fiscal 1996:

                         OPTION GRANTS IN FISCAL 1996
                            (INDIVIDUAL GRANTS)(1)


                          Number of       % of Total
                          Securities       Options
                          Underlying      Granted to
                           Options        Employees       Exercise      Expiration
         Name              Granted      in Fiscal 1996      Price        Date (2)
 ---------------------   ------------   --------------    ----------   --------------
Sebastian E. Cassetta      100,000           32.1%          $6.44     April 15, 2006

Steven T. Francesco         15,527            5.0%           7.08     April 15, 2001
                            84,473           27.1%           6.44     April 15, 2006


------


(1) These grants are subject to the approval of the Plan by the stockholders of the Company. See "Proposal to Approve the Company's 1996 Stock Option Plan". No stock appreciation rights ("SARs") were granted to any of the Named Executive Officers during fiscal 1996. On July 16, 1996 the Conpensation Committee granted new stock options to employees conditional upon cancellation of all of their existing stock options. As a consequence of this action and upon cancellation of the options described above, Mr. Cassetta received an option to purchase 100,000 shares at $5.0625 per share expiring on July 15, 2006 and Mr. Francesco received an option to purchase 80,247 shares at $5.0625 per share expiring on July 15, 2006 and an option to purchase 19,753 shares at $5.56875 per share expiring on July 15, 2001.

(2) The options become exercisable in full on the first anniversary of the grant date.

   The following table sets forth information as to the number of unexercised shares of Common Stock underlying stock options at fiscal year end and the value of unexercised in-the-money stock options at fiscal year end:

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION VALUE (1)


                                                        Number of
                                                       Unexercised            Value of
                                                       Securities       Unexercised In-The-
                           Shares                  Underlying Options     Money Options at
                          Acquired                 at Fiscal Year End     Fiscal Year End
                             On         Value         Exercisable/          Exercisable/
         Name             Exercise     Realized       Unexercisable      Unexercisable (2)
 ---------------------   ----------   ----------    ------------------   -------------------
Sebastian E. Cassetta        --           --            0/100,000            $0/$56,000
Steven T. Francesco  .       --           --            0/100,000            $0/$47,305


------
(1) No SARs were granted to, or exercised by, any of the Named Executive Officers during fiscal 1996.

(2) Value is based on the closing price of the Company's Common Stock as reported by the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") on June 30, 1996 ($7.00) less the exercise price of the option.

EMPLOYMENT AGREEMENTS

   The Company and Samuel E. Cassetta are parties to an Employment Agreement (the "Cassetta Agreement") effective January 31, 1994 which expires on January 31, 1999. The Cassetta Agreement provides for (i) an annual base salary of $125,000, (ii) a performance bonus for each fiscal year between June 30, 1995 and June 30, 1998, payable in cash and Common Stock of the Company, in the event the Company achieves the levels of earnings before interest, income taxes, depreciation and amortization ("EBITDA") provided therein and (iii) any additional amount as determined by the Board or an outside compensation board. The EBITDA goals are $4,700,000, $7,000,000 and $10,500,000 for 1996, 1997 and 1998, respectively. If any goal is achieved, Mr. Cassetta will receive a cash bonus of one-half of one percent of the goal and approximately 22,000 shares of Common Stock. Pursuant to the Cassetta Agreement, Mr. Cassetta is also entitled to participate in any present or future insurance, pension, retirement, profit sharing or bonus plan or other compensation or incentive plan adopted by the Company for the general and overall benefit of full-time principal executives of the Company, such participation to be upon the same terms and conditions as generally relate to such full-time principal executives. Pursuant to the Cassetta Agreement, in the event that Mr. Cassetta's employment is terminated without cause, the Company is obligated to make a severance payment to Mr. Cassetta in the amount of $250,000 within 30 days following the date of such termination.

   The Company and Steven T. Francesco are parties to an Employment Agreement (the "Francesco Agreement") effective January 31, 1994 which expires on January 31, 1999. The Francesco Agreement provides for (i) an annual base salary of $125,000, (ii) a performance bonus for each fiscal year between June 30, 1995 and June 30, 1998, payable in cash and Common Stock of the Company, in the event the Company achieves the levels of EBITDA provided therein and (iii) any additional amount as determined by the Board or an outside compensation board. The EBITDA goals and bonuses are the same as those in the Cassetta Agreement. Pursuant to the Francesco Agreement, Mr. Francesco is also entitled to participate in any present or future insurance, pension, retirement, profit sharing or bonus plan or other compensation or incentive plan adopted by the Company for the general and overall benefit of full-time principal executives of the Company, such participation to be upon the same terms and conditions as generally relate to such full-time principal executives. Pursuant to the Francesco Agreement, in the event that Mr. Francesco's employment is terminated without cause, the Company is obligated to make a severance payment to Mr. Francesco in the amount of $250,000 within 30 days following the date of such termination.

CERTAIN TRANSACTIONS

   On June 1, 1995 the Company and InterBank entered into a Consulting Agreement pursuant to which the Company agreed to pay InterBank a consulting fee of $2,500 per month commencing January 1, 1995, $5,000 per month commencing October 1, 1995 and $7,500 per month commencing March 1, 1996. The Consulting Agreement was to be for a term of five years ending January 1, 2000. On the date of the execution and delivery of the Consulting Agreement, InterBank beneficially owned more than 5% of the Company's Common Stock and Simon A. Hershon, Ph.D., President of InterBank, was a director of the Company. In March 1996, upon the consummation of the Company's initial public offering, the Consulting Agreement was terminated and, in consideration therefor, the Company issued 10,000 warrants to InterBank and paid InterBank $50,000. The Company also paid InterBank $36,000 in full settlement of all amounts past due under the Consulting Agreement.

   Upon the consummation of the Company's initial public offering, the Company repaid $707,780 principal amount of certain convertible subordinated notes (and accrued interest thereon) and the balance of the notes and accrued interest thereon was converted into 427,735 shares of Common Stock or more than 5% of the then outstanding shares of Common Stock. Holders of such notes were present or former investment advisory clients of Laifer Capital Management, Inc.

   In connection with a private placement of securities made by the Company in 1995, Sebastian E. Cassetta and Steven T. Francesco, each an officer, director and beneficial owner of more than 5% of the Common Stock of the Company, entered into a Non-Recourse Guaranty and Pledge Agreement, dated October 2, 1995, with the placement agent for such securities as agent for the subscribers named therein, pursuant to which Messrs. Cassetta and Francesco each pledged 250,000 shares of Common Stock, which shares secured the repayment of the $1,200,000 principal amount of promissory notes sold by the Company to such subscribers. The notes were repaid in March 1996 upon the consummation of the Company's initial public offering.

   The Company believes that the terms of the transactions described above between the Company and its officers, directors or other affiliates were no less favorable to the Company than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions. In addition, the Company has adopted a policy whereby all future transactions and/or loans between the Company and its officers or directors will be on terms that the Company believes are no less favorable than could be obtained from unaffiliated third parties (at the time such transactions and/or loans are entered into) and will be approved by a majority of the independent disinterested directors of the Company.

                                 PROPOSAL TO
                RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

   The firm of Ernst & Young LLP has served as the independent auditors of the Company since June 1994. The Board of Directors has appointed Ernst & Young LLP to continue as the independent auditors of the Company for the fiscal year ending June 30, 1997, subject to ratification by the Company's stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

   Ratification of the appointment of independent auditors requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997.

                                 PROPOSAL TO
                 APPROVE THE COMPANY'S 1996 STOCK OPTION PLAN

   On April 16, 1996, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Company's 1996 Stock Option Plan. On September 30, 1996 the Board of Directors approved amendments to such plan designed to enable it to comply with recent amendments to SEC Rule 16b-3. The 1996 Stock Option Plan, as amended to date, is herein referred to as the "Plan". The Plan is designed to provide an incentive to key employees and non-employee directors of, and consultants to, the Company and to offer an additional inducement in obtaining the services of such persons. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

   The following summary of certain material features of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is set forth as Exhibit A to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

   The Plan authorizes the grant of options to purchase a maximum of 400,000 shares of the Company's Common Stock (subject to adjustment as described below) to employees (including officers and directors who are employees) and non-employee directors of, and consultants to, the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Common Stock subject to such options will again be available for the grant of options under the Plan. Approximately 17 employees of the Company are currently eligible to receive grants of options under the Plan.

   Set forth in the table below is information as to the number of shares as to which options have been granted to the Named Executive Officers, to each other person who has received 5% of such options, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all current employees, including all current officers who are not executive officers, as a group.

                                                      Number of
                    Name                               Options
                   -----                             -----------
Sebastian E. Cassetta  ....................            100,000
Steven T. Francesco  ......................            100,000
Alexander G. Wolfson  .....................             75,000
Mario F. Rossi  ...........................             26,500
William Logar  ............................             26,500
All current executive officers as a group              311,500
All current directors who are not
  executive officers as a group ...........             20,000*
All employees, including all current
  officers who are not executive officers,
  as a group ..............................             63,475

------
*Options to be granted upon approval of the Plan by the stockholders of the Company.

   On October 2, 1996, the high and low sales prices of the Company's Common Stock as reported by NASDAQ were $5.625 and $5.50 per share, respectively.

TYPE OF OPTIONS

   Options granted under the Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs").

ADMINISTRATION

   The Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The current members of the Committee are Bernard Baum and Hiro R. Hiranandani.

   Among other things, the Committee is empowered to determine, within the express limits contained in the Plan: the employees and consultants to be granted options, the times when options shall be granted, whether an option is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether and under what conditions to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option and, with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for administering the Plan and to construe the Plan.

TERMS AND CONDITIONS OF OPTIONS

   Options granted under the Plan will be subject to, among other things, the following terms and conditions:

    (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

    (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

    (c) The maximum number of shares of the Company's Common Stock for which options may be granted to an employee in any calendar year is 125,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

    (d) The exercise price of each option is payable in full upon exercise or, if the applicable stock option contract ("Contract") entered into by the Company with an optionee permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Common Stock or any combination thereof.

    (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee or his or her legal representatives.

    (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship was terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as otherwise provided in the Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he or she continues to be an employee of, or a consultant to, the Company.

    (g) The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

    (h) Notwithstanding the foregoing, each director who is not a salaried employee of the Company on the date the Plan is approved by stockholders shall be granted on such date an option to purchase 5,000 shares of Common Stock. Thereafter, on the date on which an individual who is not a salaried employee of the Company first becomes a director he or she shall be granted an option to purchase 5,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors are elected, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 5,000 shares of Common Stock. The exercise price of each share of Common Stock under any option granted to a non-employee director under the Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted. Each non-employee director option is for a term of five years and may be exercised at any time during such term; provided, however, that such option shall terminate immediately if such director is terminated for cause or is not nominated by the Board for reelection.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

   Appropriate adjustments will be made in the number and kind of shares available under the Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, as well as the number of shares subject to future grants to non-employee directors and limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, spin off, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor as part of the transaction.

DURATION AND AMENDMENT OF THE PLAN

   No option may be granted under the Plan after April 15, 2006. The Board of Directors may at any time terminate or amend the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any calendar year, (b) change the eligibility requirements for persons who may receive options or (c) make any change for which applicable law or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

   The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

   An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

   Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held, in an amount equal to the difference between the selling price of such shares and the exercise price of such option. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

   Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

   In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

REQUIRED VOTE

   Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. If the Plan is not approved by stockholders, the Plan and the options granted thereunder will terminate. The Board of Directors recommends a vote "FOR" approval of the Plan.

                                OTHER BUSINESS

   The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                 INFORMATION CONCERNING STOCKHOLDER PROPOSALS

   Under the rules of the SEC, stockholder proposals intended for inclusion in the proxy statement for the Company's 1997 Annual Meeting of Stockholders must be received by the Company's Secretary no later than June 12, 1997.


                             FORM 10-KSB EXHIBITS

   The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.

                                            By Order Of The Board of Directors


                                            Sebastian E. Cassetta
                                            Secretary
Stamford, Connecticut
October 10, 1996

                                  EXHIBIT A

                            1996 STOCK OPTION PLAN

                                      OF

                            SMARTSERV ONLINE, INC.


   1. PURPOSES OF THE PLAN. This stock option plan (as amended, the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of SmartServ Online, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.


   2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 400,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.


   3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors. During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 promulgated under such act until September 30, 1996 and (b) from and after September 30, 1996 a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.


   Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (as defined in Paragraph 19): to determine the key employees who shall be granted Employee Options and the consultants who shall be granted Consultant Options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Sub-sidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and with respect to Employee Options, Consultant Options and Non-Employee Director Options (as defined in Paragraph 19): the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after September 30, 1996 to approve any provision which under Rule 16b-3 requires approval by the Board of Directors of the Company, a committee of non-employee directors or the stockholders of the Company in order to be exempt under Rule 16b-3 (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.


   4. ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion; provided, however, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed 125,000 shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO.


   Every individual who, on the date the Plan is approved by the stockholders of the Company, is a Non-Employee Director (as defined in Paragraph 19) shall be granted on such date a Non-Employee Director Option to purchase 5,000 shares of Common Stock. Thereafter, on the date an individual first becomes a Non-Employee Director, he shall be granted an option to purchase 5,000 shares of Common Stock. In addition, immediately following each annual meeting of stockholders at which directors are elected, every individual who, at such time, is a Non-Employee Director (whether or not elected at such meeting) shall be granted at such time a Non-Employee Director Option to purchase 5,000 shares of Common Stock. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director at any time, the number of shares subject to the Non-Employee Director Options to be granted at such time shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto.


   5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.

   The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

   6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be exercisable for a term of five years commencing on the date of grant.

   7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

   The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

   A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

   In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

   8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

   For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

   Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

   Except as provided below, a Non-Employee Director Option may be exercised at any time during its five year term. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent; provided, however, that if (a) he is terminated as a director of the Company for cause, such option shall terminate immediately, or (b) he ceases to be a director of the Company because he is not nominated by the Board of Directors for reelection as a director, such option may be exercised at any time within one year after he ceases to be a director of the Company, but not thereafter and in no event after the date the option otherwise would have expired.

   Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent or the stockholders of the Company to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

   9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

   Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

   The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.

   10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or
(b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

   The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

   In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

   12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

   In the event of (a) the liquidation or dissolution of the Company or (b) a merger in which the Company is not the surviving corporation or a consolidation, all outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

   13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on April 16, 1996 and amended on September 30, 1996. No option may be granted under the Plan after April 15, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) prior to September 30, 1996 materially increase the benefits accruing to participants under the Plan, (c) change the eligibility requirements to receive options hereunder or (d) make any change for which applicable law or regulatory authority requires stockholder approval. Notwithstanding the foregoing, prior to September 30, 1996 the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

   14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

   15. WITHHOLDING TAXES. The Company may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the Company's obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

   16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

   The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

   17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

   18. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

   19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:


       (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

       (b) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is not a salaried employee of the Company or any of its Subsidiaries.

       (c) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

       (d) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

       (e) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

       (f) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company but who is not a salaried employee of the Company or any of its Subsidiaries.

       (g) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

       (h) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

       (i) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

   20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

   Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

   21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

   22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before April 15, 1997, the Plan and any options granted hereunder shall terminate.

                            SMARTSERV ONLINE, INC.
                                 Metro Center
                              One Station Place
                         Stamford, Connecticut 06902
                        THIS PROXY IS SOLICITED BY THE
                       COMPANY'S BOARD OF DIRECTORS FOR
                      THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON MONDAY, NOVEMBER 4, 1996

   The undersigned stockholder of SmartServ Online, Inc., a Delaware corporation (the "Company"), hereby appoints Sebastian E. Cassetta, Steven T. Francesco and Thomas W. Haller, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders (the "Annual Meeting") of the Company, to be held on Monday, November 4, 1996, at 3:00 p.m., local time, at the Hotel Inter-Continental, 111 East 48th Street, New York, New York and at any adjournments or postponements thereof.

   The Board of Directors unanimously recommends a vote FOR the election of all the nominees for election as Class I directors listed below and FOR proposals (2) and (3).

1. Election of Beth Bronner and Catherine Cassel Talmadge as
    Class I directors.

   / / FOR all nominees listed above,        / / WITHHOLD AUTHORITY to vote
       except vote withheld from the             for all nominees.
       following nominees (if any).

(INSTRUCTIONS: to withhold authority to vote for an individual nominee, strike that nominee's name from the list above.)

2. Ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997.

                      FOR / /      AGAINST / /      ABSTAIN / /

3. Approval of the Company's 1996 Stock Option Plan.

                      FOR / /      AGAINST / /      ABSTAIN / /

4. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                              (see reverse side)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS I DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSALS (2) AND (3).

   The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1996 Annual Report.

                                                 ----------------------------
                                                 (Date)

                                                 ----------------------------
                                                 (Signature)

                                                 ----------------------------
                                                 (Signature, if held jointly)

                                                 IMPORTANT: Please sign
                                                 exactly as your name appears
                                                 hereon and mail it promptly
                                                 even though you now plan to
                                                 attend the Annual Meeting.
                                                 When shares are held by
                                                 joint tenants, both should
                                                 sign. When signing as
                                                 attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give full
                                                 title as such. If a
                                                 corporation, please sign in
                                                 full corporate name by
                                                 president or other
                                                 authorized officer. If a
                                                 partnership, please sign in
                                                 partnership name by
                                                 authorized person.

                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
        CARD PROMPTLY IN THE POSTAGE-PREPAID REPLY ENVELOPE PROVIDED.